Investment in associate	12 Months Ended
Dec. 31, 2025
Disclosure of associates [abstract]
Investment in associate
11. Investment in associate
On December 17, 2025, Eldorado acquired ownership of an additional 10.50% of the common shares of Amex at a price per share of CDN 4.00, for total consideration of CDN 59.5 million, pursuant to a private agreement with a third party. Prior to the share acquisition, Eldorado previously owned approximately 16.77% of the outstanding common shares and accounted for the investment in Amex as a financial asset carried at FVTOCI. Following the share acquisition, Eldorado now owns and controls approximately 27.27% and has applied equity accounting for the investment in associate.

December 31, 2025

Fair value of previously held investment	66,271
Consideration for acquisition of investment	43,153
Investment in associate	109,423
The tables below provide summarized financial information for Amex and a reconciliation to the carrying amount of Eldorado's investment in Amex.

December 31, 2025

Current assets	30,357
Non-current assets	95,919
Current liabilities	(3,220)
Non-current liabilities	(14,815)
Net assets (liabilities) (100%)	108,241

Company's share of net assets (27.27%)	29,513
Fair value and other accounting adjustments	79,911
Carrying amount of investment in associate	109,423
The fair value of the investment in Amex based on quoted market prices at December 31, 2025 was $112.7 million.